PROFUNDS VP
                              ProFund VP Small Cap
                                  (the "Fund")

                         Supplement Dated April 20, 2000
                      to Prospectus Dated October 18, 1999


         At a special meeting of the Board of Trustees of the ProFunds, held on April 19, 2000 (the "Meeting"), the Board approved (i) changing the Fund's non-fundamental investment objective from seeking daily investment results that correspond to the performance of the Russell 2000(R) Index to seeking daily investment results that correspond to twice (200%) the performance of the Russell 2000(R) Index, (ii) the Fund's use of leveraged investment techniques to pursue its new investment objective, and (iii) changing the Fund's name to the ProFund VP UltraSmall-Cap. Each of these changes to the Fund's investment objectives, policies and name will become effective on May 1, 2000.

         Use of leveraged investment techniques may magnify the effects of changes in value of the Fund and makes it more volatile. A description of the use of leveraged investment techniques and its risks is contained in the Fund's Prospectus, dated October 18, 1999, under the section entitled "ProFunds VP Overview - Investment Risks".

         Investors should retain this Supplement to Prospectus for future reference.